                                   Exhibit 24

                                POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Martin S. Grimnes, individually, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his respective substitutes, may do or cause to be done by virtue hereof.


    Signature                        Title                             Date
    ---------                        -----                             ----
/s/ Martin S. Grimnes               Chairman, Chief Executive          March 13, 1998
-----------------------------       Officer and Director
Martin S. Grimnes                   (Principal Executive Officer)


/s/ David M. Coit                   Director                           March 13, 1998
-----------------------------
David M. Coit


/s/ Max G. Pitcher                  Director                           March 13, 1998
-----------------------------
Max G. Pitcher


/s/ David E. Sharpe                 Director                           March 13, 1998
-----------------------------
David E. Sharpe


/s/ Peter N. Walmsley               Director                           March 13, 1998
-----------------------------
Peter N. Walmsley


/s/ Alan Chesney                    Interim Chief Financial            March 13, 1998
-----------------------------       Officer (Principal Financial
Alan Chesney                        and Accounting Officer)


/s/ William M. Dubay                President, Chief Operating         March 13, 1998
-----------------------------       Officer and Director
William M. Dubay


/s/ Donald R. Hughes                Director                           March 13, 1998
-----------------------------
Donald R. Hughes

/s/ Thomas L. Wallace               Vice President of
-----------------------------       Manufacturing                      March 13, 1998
Thomas L. Wallace                   (For the Company as Trustee
                                    of the Plan)